UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2011

AIR METHODS CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Air Methods Corporation, a Delaware corporation (the “Company”), is filing this Form 8-K/A (the “Amendment”) to its Current Report on Form 8-K filed on August 4, 2011 (the “Initial Form 8-K”) to amend and supplement Item 9.01 of the Initial Form 8-K. As described in the Initial Form 8-K, the Company completed its acquisition of OF Air Holdings Corporation, the parent company of Omniflight Helicopters, Inc. and certain other subsidiaries (collectively, “Omniflight”) on August 1, 2011. This Amendment is being filed to include pro forma financial information as required by Item 9.01 of Form 8-K. The pro forma financial information described in Item 9.01 below should be read in conjunction with the Initial Form 8-K and this Amendment. All other information in the Initial Form 8-K remains unchanged.

Cautionary Notice Regarding Forward Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, assumptions utilized in development of the unaudited pro forma combined financial statements.

Forward-looking statements are not guarantees of future performance and involve a number of assumptions, risks, and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ materially from those assumptions used for purposes of the forward-looking statements include, but are not limited to, general economic and market conditions, guidance by the Securities and Exchange Commission that may impact the presentation of the Company’s aircraft leases (see description below), and changes in regulations and/or legislation.

Further information on the risks specific to our business are detailed within this report and our other reports and filings with the Securities and Exchange Commission including our periodic report on Form 10-K for the year ended December 31, 2010, our quarterly reports on Form 10-Q and our current reports on Form 8-K. Forward-looking statements speak only as of the date they are made and should not be relied upon. The Company undertakes no obligation to update or revise forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits

(b)           Pro Forma Financial Information

The following are attached to this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference: (a) the unaudited pro forma combined balance sheet as of June 30, 2011, as adjusted for the acquisition of Omniflight, as if the acquisition had occurred on June 30, 2011; and (b) the unaudited pro forma combined statements of income for the six months ended June 30, 2011, and the year ended December 31, 2010, which combines the historical operations of the Company with the historical operations of Omniflight as if the transaction had occurred on January 1, 2010 (collectively, the “Pro Forma Statements”).

Note that in Omniflight’s historical financial statements used in the Pro Forma Statements attached hereto, certain aircraft leases were classified as capital leases based upon certain default clauses deemed to be subjective and Omniflight’s interpretation of the maximum amount they could be required to pay to the lessor in the event of default. In the Company’s historical financial statements used in the Pro Forma Statements attached hereto, aircraft leases with similar provisions are classified as operating leases based upon the Company’s differing interpretation of the maximum amount they could be required to pay to the lessor in the event of default.

In light of the foregoing, the Company has submitted a letter to the Securities and Exchange Commission requesting clarification regarding the appropriate GAAP interpretation of ASC 840-10-25-14, which may impact the Company’s presentation for aircraft leases. The effects of any change in the Company’s presentation of aircraft leases are not included in the attached Pro Forma Statements.

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(d)           Exhibits

Exhibit No.                            Description

99.3	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2011, and Unaudited Pro Forma Combined Statements of Income for the Six Months Ended June 30, 2011, and the Year Ended December 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: October 17, 2011	By:	/s/ Trent J. Carman
Trent J. Carman, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.                            Description

99.3	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2011, and the Unaudited Pro Forma Combined Statements of Income for the Six Months Ended June 30, 2011, and the Year Ended December 31, 2010.